Acquisitions (Notes)	12 Months Ended
Dec. 26, 2020
Acquisitions [Abstract]
Acquisitions	Acquisitions
American Freight Acquisition

On February 14, 2020, the Company completed its acquisition of American Freight (the "American Freight Acquisition"). The Company accounted for the transaction as a business combination using the acquisition method of accounting in accordance with ASC 805 - "Business Combinations." The preliminary fair value of the consideration transferred at the acquisition date was $357.3 million.

The table below summarizes the preliminary estimates of the fair values of the identifiable assets acquired and liabilities assumed in the American Freight Acquisition as of February 14, 2020. The preliminary estimates of the fair value of identifiable assets acquired and liabilities assumed are subject to revisions, which may result in an adjustment to the preliminary values presented below.

(In thousands)	Preliminary 2/14/2020
Cash and cash equivalents	$3,840
Prepaid expenses and other current assets	3,284
Inventories, net	99,200
Property, equipment and software, net	11,032
Goodwill	334,543
Operating lease right-of-use assets	91,101
Other intangible assets, net	70,200
Other non-current assets	1,607
Total assets	614,807
Current operating lease liabilities	17,242
Accounts payable	44,696
Accrued expenses and other current liabilities	26,451
Current installments of long-term obligations	3,210
Long-term obligations, excluding current installments	93,975
Deferred tax liabilities	10,520
Non-current operating lease liabilities	61,450
Total liabilities	257,544
Consideration transferred	$357,263
Goodwill is calculated as the excess of the purchase price over the fair value of the net assets acquired. The goodwill recognized is attributable to operational synergies in the expected franchise models and growth opportunities.

The Company identified the American Freight trade name as an indefinite-lived intangible asset with a fair value of $70.2 million. The trade name is not subject to amortization but will be evaluated annually for impairment.

Lease right-of-use assets and lease liabilities consists of leases for retail store locations, vehicles and office equipment. The lease right of use assets incorporates a favorable adjustment of $11.5 million, net for favorable and unfavorable American Freight leases (as compared to prevailing market rates) which will be amortized over the remaining lease terms.

The property, equipment and software consists of leasehold improvements of $7.6 million, office furniture, fixtures and equipment of $2.2 million, computer hardware and software of $1.1 million and construction in progress of $0.2 million.

Total revenue and operating income for American Freight for the period from February 15, 2020 through December 26, 2020 are as follows:

(In thousands)	Period from 2/15/2020 - 12/26/2020
Revenue	$462,702
Income from operations	$52,197
Vitamin Shoppe Acquisition

On December 16, 2019, the Company completed the acquisition of Vitamin Shoppe (the "Vitamin Shoppe Acquisition") for an aggregate purchase price of $161.8 million. The Company accounted for the transaction as a business combination using the acquisition method of accounting. In the year ended December 26, 2020, the preliminary estimates of the fair value of identifiable assets acquired and liabilities assumed were finalized which resulted in a decrease in goodwill of $3.7 million.

Sears Outlet Acquisition
On October 23, 2019, the Company completed the acquisition of the Sears Outlet business from Sears Hometown and Outlet Stores, Inc. (the "Sears Outlet Acquisition") for an aggregate purchase price of $128.8 million. The Company accounted for the transaction as a business combination using the acquisition method of accounting. In the year ended December 26, 2020, the preliminary estimates of the fair value of identifiable assets acquired and liabilities assumed were finalized which resulted in an increase in goodwill of $2.3 million.

Buddy's Acquisition

On July 10, 2019, the Company completed the acquisition of Buddy's for an enterprise value of approximately $122.0 million (the "Buddy's Acquisition"). The Company accounted for the transaction as a business combination using the acquisition method of accounting. In the year ended December 26, 2020, the preliminary estimates of the fair value of identifiable assets acquired and liabilities assumed were finalized which resulted in an increase in goodwill of $2.0 million.

Please refer to "Note 6. Goodwill and Intangible Assets" for a complete disclosure of the changes in goodwill for the fiscal year.

Other acquisitions

Subsequent to December 26, 2020, the Company completed the Furniture Factory Acquisition and announced the Pet Supplies Plus Acquisition. Refer to "Note 17 - Subsequent Events", for further details on these acquisitions.

On September 30, 2019, the Company acquired 21 Buddy’s Home Furnishings stores (the “Buddy’s Partners Acquisition”) from franchisees of the Company's Buddy’s segment. In connection with the Buddy's Partners Acquisition, the sellers received, in aggregate, 1,350,000 New Holdco units and 270,000 shares of Preferred Stock with an estimated fair value of $16.2 million. In addition to the issuance of New Holdco units and Preferred Stock, the Company also forgave $0.6 million of receivables due to Buddy’s from the sellers. This resulted in a total aggregate purchase price of $16.8 million.

On August 23, 2019, the Company acquired 41 Buddy’s Home Furnishing stores from A-Team, a franchisee of the Buddy’s segment, for the total consideration of $26.6 million (the "A-Team Leasing Acquisition").

Acquisition costs

As of the year ended December 26, 2020, the Company has incurred approximately $8.1 million of acquisition-related costs for the American Freight Acquisition. As of the Transition Period, the Company incurred approximately $17.4 million of acquisition-related costs for the Vitamin Shoppe Acquisition, the Sears Outlet Acquisition, the Buddy’s Acquisition, the A-Team Leasing Acquisition, and the Buddy’s Partners Acquisition. These costs include investment banker fees, legal fees, due diligence and other external professional costs that the Company has recorded in selling, general, and administrative expenses.

Pro forma financial information

The following unaudited consolidated pro forma summary has been prepared by adjusting the Company's historical data to give effect to the American Freight Acquisition, the Vitamin Shoppe Acquisition, the Sears Outlet Acquisition, the Buddy's Acquisition, the A-Team Leasing Acquisition and the Buddy's Partners Acquisition (the "Acquisitions") as if they had occurred on May 1, 2018.

	(Unaudited)
(In thousands)	Fiscal Year Ended 12/26/2020	Transition Period Ended 12/28/2019	Fiscal Year Ended 4/30/2019
Revenue from continuing operations	$2,078,386	$1,298,606	$2,134,110
Net income (loss) from continuing operations	36,260	(10,027)	(57,417)
Basic net income per share from continuing operations	1.05	(0.60)	(4.16)
Diluted net income per share from continuing operations	1.04	(0.60)	(4.16)

These unaudited pro forma results include adjustments such as inventory step-up, amortization of acquired intangible assets, depreciation of acquired property, equipment, and software and interest expense on debt financing in connection with the Acquisitions. Material, nonrecurring pro forma adjustments directly attributable to the Acquisitions include the following. Acquired inventory step-up to its fair value of $30.3 million was removed from net income (loss) for the year ended December 26, 2020 and the Transition Period, and recognized as an incremental product cost in the year ended April 30, 2019. Acquisition related costs of $30.5 million were removed from net income (loss) for the year ended December 26, 2020 and the Transition Period, and recognized as an expense in the year ended April 30, 2019.

The unaudited consolidated pro forma financial information was prepared in accordance with accounting standards and is not necessarily indicative of the results of operations that would have occurred if the American Freight Acquisition, Vitamin Shoppe Acquisition, the Sears Outlet Acquisition, the Buddy's Acquisition, the A-Team Leasing Acquisition or the Buddy's Partners Acquisition had been completed on the date indicated, nor is it indicative of the future operating results of the Company.

The unaudited pro forma results do not reflect events that either have occurred or may occur after these Acquisitions, including, but not limited to, the anticipated realization of operating synergies in subsequent periods. They also do not give effect to certain charges that the Company expects to incur in connection with these acquisitions, including, but not limited to, additional professional fees and employee integration.